Exhibit 99.1

PRESS RELEASE

Contact:

Kevin S. Bauer Vice President and CFO 510-668-7100	For Release October 28, 2010

Exar Corporation Reports Fiscal 2011 Second Quarter Results

Fremont, California, October 28, 2010 – Exar Corporation (Nasdaq: EXAR) today reported financial results for its fiscal 2011 second quarter ended September 26, 2010.

Net sales for the second quarter of fiscal 2011 were $37.2 million compared to net sales of $39.6 million for the prior quarter and $31.6 million for the second quarter of fiscal 2010.

The GAAP gross margin for the second quarter of fiscal 2011 was 46.4% compared to 47.5% for the prior quarter and 44.6% in the second quarter of fiscal 2010.

On a non-GAAP basis, gross margin for the second quarter of fiscal 2011 was 50.8% compared to 52.1% for the prior quarter and 51.5% in the second quarter of fiscal 2010.

The GAAP net loss for the second quarter of fiscal 2011 was $4.5 million, or $0.10 net loss per share, compared to a net loss of $7.4 million, or $0.17 net loss per share, in the prior quarter, and a net loss of $8.2 million, or $0.19 net loss per share, for the second quarter of fiscal 2010.

On a non-GAAP basis, net income was breakeven for the second quarter of fiscal 2011, compared to a net loss of $0.8 million, or $0.02 net loss per share, in the previous quarter and a net loss of $2.7 million, or $0.06 net loss per share, in the second quarter of fiscal 2010.

The Company ended the second quarter of fiscal 2011 with cash, cash equivalents and short-term marketable securities of $208.2 million.

“While our second quarter 2011 revenue was impacted by lower demand from telecommunications and networking customers, continued strength from the industrial segment enabled positive EBITDA and breakeven net income both on a non-GAAP basis,” said Pete Rodriguez, the Company’s president and chief executive officer. “During the quarter, we continued to build a strong foundation of design wins for our leading products, we significantly reduced operating expenses and we made progress on several operational initiatives that will positively impact gross margin in the next fiscal year.”

For the third quarter of fiscal 2011 ending December 26, 2010, the Company projects that net sales will be between $36 million and $38 million. The non-GAAP gross margin is currently expected to be between 49% and 51%. Operating expenses are currently expected to be between $20.5 million and $21.5 million on a non-GAAP basis.

The Company’s statements about its future financial performance or operating plans are based on current information and expectations and the Company undertakes no duty to update such statements. These statements are forward-looking and actual results could differ materially due to various risks and uncertainties, some of which are described herein.

Results Conference Call

The Company invites investors, financial analysts, and the general public to listen to its conference call discussing the Company’s financial results for the second quarter of fiscal 2011, today, Thursday, October 28, 2010 at 1:30 p.m. PDT. To access the conference call, please dial (800) 700-7860 by 1:20 p.m. PDT and use conference ID number 174874. In addition, a live webcast will also be available.

To access the webcast, please go to the Company’s Investor Relations Homepage at: http://www.exar.com. A replay of the call will be available starting at 3:00 p.m. PDT the day of the call until 11:59 p.m. PDT on November 4, 2010. To access the replay, please dial (800) 475-6701 and use conference ID number 174874.

Product Line Highlights:

Interface

http://www.exar.com/Common/Content/News.aspx?id=8180

Communications

http://www.exar.com/Common/Content/News.aspx?id=7952

DataCom and Storage

http://www.exar.com/Common/Content/News.aspx?id=8126

Power Management

http://www.exar.com/Common/Content/News.aspx?id=7902

http://www.exar.com/Common/Content/News.aspx?id=8154

Safe Harbor Statement

The Company’s statements about its future financial performance, changes in gross margins, net sales and operating expenses, operational initiatives, resource allocation and its impact on future performance and product development initiatives, design win conversion, distribution and OEM trends, supply chain issues, among others, are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include global financial volatility, economic recession, and industry and market conditions, such as customer and distributor relationships; limited visibility associated with customer or distributor demand for the Company’s products; the possible loss of, or decrease in orders from, an important customer; cash balances; vendor capacity, quality or throughput constraints; successful integration of acquired businesses; possible disruption in commercial activities as a consequence of terrorist activity, natural disasters, armed conflict or health issues; successful development, market acceptance and demand for the Company’s products, including those for which the Company has achieved design wins; competitive factors, such as pricing or competing solutions; customer ordering patterns; accounting considerations related to impairment analyses or acquisition related issues; the level of inventories maintained at the Company’s OEMs and distributors; and the Company’s successful execution of internal performance plans, as well as the other risks detailed from time to time in the Company’s SEC reports, including the Annual Report on Form 10-K for the year ended March 28, 2010 and the Quarterly Report on Form 10-Q for the period ended June 27, 2010.

Generally Accepted Accounting Principles

The Company reports its financial results in accordance with GAAP. Additionally, the Company supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC’s website at: http://www.sec.gov. For the periods presented, we are disclosing non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share, which are adjusted to exclude from our GAAP results all stock-based compensation expense, amortization of acquired intangible assets, fair value adjustment of acquired inventories, acquisition-related costs, separation costs of executive officers, impairment charges on investments, and income tax effects. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

About Exar

Exar Corporation delivers highly differentiated silicon, software and subsystem solutions for industrial, consumer, and enterprise applications. For nearly 40 years, Exar’s comprehensive knowledge of end-user markets along with the underlying analog/mixed signal and digital technologies has enabled innovative solutions that meet the needs of the evolving connected world. Exar’s technology portfolio includes solutions for power management, serial interfaces, packet-based and TDM wireline communications, enterprise storage optimization, and data security. Exar has locations worldwide providing real-time customer support to drive rapid product development. For more information about Exar, visit: www.exar.com.

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EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(Unaudited)

	SEPTEMBER 26,	MARCH 28,
	2010	2010
ASSETS
Current assets:
Cash and cash equivalents	$14,086	$25,486
Short-term marketable securities	194,162	186,598
Accounts receivable (net of allowances of $793 and $831)	13,857	13,461
Accounts receivable, related party (net of allowances of $342 and $605)	3,963	4,323
Inventories	22,601	15,000
Other current assets	3,177	5,106

Total current assets	251,846	249,974

Property, plant and equipment, net	41,721	42,941
Goodwill	3,184	3,085
Intangible assets, net	26,009	31,957
Other non-current assets	5,048	5,357

Total assets	$327,808	$333,314

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$11,845	$9,828
Accrued compensation and related benefits	7,161	6,619
Deferred income and allowances on sales to distributors	5,712	4,227
Deferred income and allowances on sales to distributors, related party	11,018	10,650
Other accrued expenses	8,699	10,598

Total current liabilities	44,435	41,922

Long-term lease financing obligations	12,888	13,454
Other non-current obligations	3,838	3,806

Total liabilities	61,161	59,182

Total stockholders’ equity
Preferred stock, $.0001 par value; 2,250,000 shares authorized; no shares outstanding	—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 44,251,257 and 43,839,514 shares issued and outstanding at September 26, 2010 and March 28, 2010, respectively (net of treasury shares)	4	4
Additional paid-in capital	724,899	720,455
Accumulated other comprehensive income	1,226	1,282
Treasury stock at cost, 19,924,369 shares at September 26, 2010 and March 28, 2010	(248,983)	(248,983)
Accumulated deficit	(210,499)	(198,626)

Total stockholders’ equity	266,647	274,132

Total liabilities and stockholders’ equity	$327,808	$333,314

Note: Certain amounts previously reported above have been reclassified to conform to the current period presentation.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	SEPTEMBER 26,	JUNE 27,	SEPTEMBER 27,	SEPTEMBER 26,	SEPTEMBER 27,
	2010	2010	2009	2010	2009
Net sales	$25,885	$28,365	$23,118	$54,250	$46,228
Net sales, related party	11,348	11,271	8,470	22,619	16,222

Total net sales	37,233	39,636	31,588	76,869	62,450

Cost of sales:
Cost of sales	13,205	14,079	11,843	27,284	24,732
Cost of sales, related party	5,222	5,188	4,088	10,410	7,876
Amortization of purchased intangible assets	1,515	1,553	1,567	3,068	2,907

Total cost of sales	19,942	20,820	17,498	40,762	35,515

Gross profit	17,291	18,816	14,090	36,107	26,935

Operating expenses:
Research and development	11,840	14,443	12,288	26,283	24,582
Selling, general and administrative	11,083	12,957	11,375	24,040	26,487

Total operating expenses	22,923	27,400	23,663	50,323	51,069
Loss from operations	(5,632)	(8,584)	(9,573)	(14,216)	(24,134)

Other income and expense, net:
Interest income and other, net	1,578	1,613	1,700	3,191	3,454
Interest expense	(316)	(318)	(326)	(634)	(650)
Impairment charges on investments	(62)	—	(245)	(62)	(317)

Total other income and expense, net	1,200	1,295	1,129	2,495	2,487

Loss before income taxes	(4,432)	(7,289)	(8,444)	(11,721)	(21,647)
Provision for (benefit from) income taxes	27	125	(281)	152	(609)

Net loss	$(4,459)	$(7,414)	$(8,163)	$(11,873)	$(21,038)

Loss per share:
Basic loss per share	$(0.10)	$(0.17)	$(0.19)	$(0.27)	$(0.48)

Diluted loss per share	$(0.10)	$(0.17)	$(0.19)	$(0.27)	$(0.48)

Shares used in the computation of loss per share:
Basic	44,173	43,897	43,550	44,035	43,432

Diluted	44,173	43,897	43,550	44,035	43,432

Note: Certain amounts previously reported above have been reclassified to conform to the current period presentation.

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	SEPTEMBER 26,	JUNE 27,	SEPTEMBER 27,	SEPTEMBER 26,	SEPTEMBER 27,
	2010	2010	2009	2010	2009
Net Sales	$37,233	$39,636	$31,588	$76,869	$62,450

GAAP gross profit	$17,291	$18,816	$14,090	$36,107	$26,935
GAAP gross margin	46.4%	47.5%	44.6%	47.0%	43.1%
Stock-based compensation	98	220	151	318	267
Amortization of acquired intangible assets	1,515	1,553	1,567	3,068	2,907
Fair value adjustment of acquired inventories	—	42	447	42	2,234
Acquisition-related costs	—	—	18	—	24

Non-GAAP gross profit	18,904	20,631	16,273	39,535	32,367

Non-GAAP gross margin	50.8%	52.1%	51.5%	51.4%	51.7%

GAAP research and development expenses	$11,840	$14,443	$12,288	$26,283	$24,582
Stock-based compensation	665	1,556	748	2,221	1,234
Amortization of acquired intangible assets	1,074	1,074	635	2,148	1,223
Acquisition-related costs	—	—	192	—	749

Non-GAAP research and development expenses	$10,101	$11,813	$10,713	$21,914	$21,376

GAAP selling, general and administrative expenses	$11,083	$12,957	$11,375	$24,040	$26,487
Stock-based compensation	751	1,546	767	2,297	1,474
Amortization of acquired intangible assets	297	298	179	595	321
Acquisition-related costs	—	328	620	328	4,546
Separation costs of executive officers	—	—	—	—	162

Non-GAAP selling, general and administrative expenses	$10,035	$10,785	$9,809	$20,820	$19,984

GAAP operating expenses	$22,923	$27,400	$23,663	$50,323	$51,069
Stock-based compensation	1,416	3,102	1,515	4,518	2,708
Amortization of acquired intangible assets	1,371	1,372	814	2,743	1,544
Acquisition-related costs	—	328	812	328	5,295
Separation costs of executive officers	—	—	—	—	162

Non-GAAP operating expenses	$20,136	$22,598	$20,522	$42,734	$41,360

GAAP operating loss	$(5,632)	$(8,584)	$(9,573)	$(14,216)	$(24,134)
Stock-based compensation	1,514	3,322	1,666	4,836	2,975
Amortization of acquired intangible assets	2,886	2,925	2,381	5,811	4,451
Fair value adjustment of acquired inventories	—	42	447	42	2,234
Acquisition-related costs	—	328	830	328	5,319
Separation costs of executive officers	—	—	—	—	162

Non-GAAP operating loss	$(1,232)	$(1,967)	$(4,249)	$(3,199)	$(8,993)

GAAP net loss	$(4,459)	$(7,414)	$(8,163)	$(11,873)	$(21,038)
Stock-based compensation	1,514	3,322	1,666	4,836	2,975
Amortization of acquired intangible assets	2,886	2,925	2,381	5,811	4,451
Fair value adjustment of acquired inventories	—	42	447	42	2,234
Acquisition-related costs	—	328	830	328	5,319
Separation costs of executive officers	—	—	—	—	162
Impairment charges on investments	62	—	245	62	317
Income tax effects	32	33	(136)	65	(288)

Non-GAAP net income (loss)	$35	$(764)	$(2,730)	$(729)	$(5,868)

GAAP loss per share	$(0.10)	$(0.17)	$(0.19)	$(0.27)	$(0.48)
Stock-based compensation	0.03	0.08	0.04	0.11	0.07
Amortization of acquired intangible assets	0.07	0.07	0.05	0.13	0.10
Fair value adjustment of acquired inventories	—	0.00	0.01	0.00	0.05
Acquisition-related costs	—	0.01	0.02	0.01	0.12
Separation costs of executive officers	—	—	—	—	0.00
Impairment charges on investments	0.00	—	0.01	0.00	0.01
Income tax effects	0.00	0.00	(0.00)	0.00	(0.01)

Non-GAAP diluted earnings (loss) per share	$0.00	$(0.02)	$(0.06)	$(0.02)	$(0.14)

Shares used in earnings (loss) per share — GAAP	44,173	43,897	43,550	44,035	43,432
The effect of dilutive potential common shares due to reporting Non-GAAP net income	261	—	—	—	—
The effect of removing stock-based compensation expense under SFAS 123R for Non-GAAP presentation purpose	(329)	—	—	—	—

Shares used in diluted earnings per share — Non-GAAP	44,105	43,897	43,550	44,035	43,432

Notes: Certain amounts may not total due to rounding.

Certain amounts previously reported above have been reclassified to conform to the current period presentation.